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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Scott's Liquid Gold, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCOTT'S LIQUID GOLD-INC.
4880 Havana Street
Denver, Colorado 80239

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
To Be Held May 4, 2005

TO OUR SHAREHOLDERS:

        The Annual Meeting of Shareholders of Scott's Liquid Gold-Inc., a Colorado corporation (the "Company"), will be held at 9:00 a.m., Mountain Time, on Wednesday, May 4, 2005 at the Company's offices, 4880 Havana Street, Denver, Colorado for the purpose of considering and acting upon the following:

  (1)
  The election of seven directors;

  (2)
  Approval of the Scott's Liquid Gold-Inc. 2005 Stock Incentive Plan;

  (3)
  Such other matters as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on March 15, 2005 are entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Dennis P. Passantino Corporate Secretary

Denver, Colorado
April 6, 2005

        THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

SCOTT'S LIQUID GOLD-INC.
4880 Havana Street
Denver, Colorado 80239

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 4, 2005

        The enclosed Proxy is solicited by and on behalf of the Board of Directors of Scott's Liquid Gold-Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 9:00 a.m., Mountain Time, on Wednesday, May 4, 2005 at the Company's offices, 4880 Havana Street, Denver, Colorado, or any adjournment thereof. This Proxy Statement and the accompanying form of Proxy are first being mailed or given to the shareholders of the Company on or about April 6, 2005.

        Any shareholder signing and mailing the enclosed Proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's Corporate Secretary, by voting in person at the meeting or by filing at the meeting a later executed proxy.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

        All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, when present in person or by proxy, constitute a quorum. On March 15, 2005, the record date for shareholders entitled to vote at the meeting, the Company had 10,471,000 shares of its $0.10 par value common stock issued and outstanding.

        When a quorum is present, in the election of directors, those seven nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Approval of the 2005 Stock Incentive Plan requires that the votes cast in favor of the Plan exceed the votes cast in opposition. With respect to any other matter which may properly come before the meeting, unless a greater number of votes is required by law, the matter is approved by the shareholders if the votes cast in favor of the matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for approval of the 2005 Stock Incentive Plan or for these other matters, if any, so long as a quorum is present.

        The following persons are the only persons known to the Company who on March 15, 2005, owned beneficially more than 5% of the Company's common stock, its only class of outstanding voting securities:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Mark E. Goldstein 4880 Havana Street Denver, Colorado 80239	2,681,965	(1)(2)	25.3%
Scott's Liquid Gold-Inc. Employee Stock Ownership Plan 4880 Havana Street Denver, Colorado 80239	1,146,508	(3)	10.9%
Atchison Investments Limited and Gregory Butcher 235 Main Street Gibraltar(4)	1,044,126		10.0%

(1)
Includes 2,126,473 shares held by the Goldstein Family Partnership, Ltd., a limited partnership of which the general partner is the Goldstein Family Corporation and whose limited partners include Mark E. Goldstein, his children, a sister, and certain other relatives. Mr. Goldstein is the sole director and sole executive officer of the Goldstein Family Corporation, and he owns 80% of the outstanding stock of the Goldstein Family Corporation in his individual name and owns as a trustee 20% of the outstanding stock of the Goldstein Family Corporation. Mr. Goldstein has the sole voting and disposition powers with respect to these shares of the Company owned by the Goldstein Family Partnership, Ltd. Also includes 120,500 shares underlying stock options granted by the Company and exercisable within 60 days, and 76,002 shares held by Mr. Goldstein's minor children. Includes 42,600 shares held jointly by Mr. Goldstein and his wife, and does not include 25,890 shares of the Company's common stock owned by Mr. Goldstein's spouse, as to which Mr. Goldstein disclaims any beneficial ownership.

(2)
Does not include 111,280 shares held by the Company's Employee Stock Ownership Plan attributable to Mr. Goldstein's vested interest in the Plan as of December 31, 2004.

(3)
The five-person committee administering the Employee Stock Ownership Plan directs the voting of shares held under such Plan. The Company's four executive officers are members of this five-person committee.

(4)
Atchison Investments Limited is an investment company of which the managing director and sole owner is Gregory Butcher. This information is based upon a Schedule 13D filed by that entity with the Securities and Exchange Commission and additional stock ownership information provided by Mr. Butcher. Includes 50,000 shares issued to a trust over which Mr. Butcher has voting power, and 994,126 shares over which Mr. Butcher is believed to have beneficial ownership. See "Certain Transactions" for additional information concerning Mr. Butcher.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows as of March 15, 2005, the shares of the Company's common stock beneficially owned by each director and executive officer of the Company and the shares beneficially owned by all of the directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Mark E. Goldstein	2,681,965	(2)(3)(4)	25.3%
Jeffrey R. Hinkle	250,878	(3)(4)(5)	2.4%
Jeffry B. Johnson	127,000	(3)(4)(6)	1.2%
Dennis P. Passantino	120,000	(3)(4)	1.1%
Carl A. Bellini	111,300	(3)	1.1%
Dennis H. Field	173,500	(3)	1.6%
Gerald J. Laber	30,000	(3)	.3%
All Directors and executive officers as a Group (seven persons)	3,494,643	(3)(4)	31.1%

(1)
Beneficial owners listed have sole voting and disposition power with respect to the shares shown unless otherwise indicated.

(2)
For information regarding Mr. Goldstein's beneficial ownership of shares, see footnote 1 under the table in "Voting Securities and Principal Shareholders."

(3)
For each named person, includes the following number of shares underlying stock options granted by the Company: 120,500 for Mr. Goldstein; 129,000 for Mr. Hinkle; 100,000 for Mr. Johnson; 100,000 for Mr. Passantino; 105,000 for Mr. Bellini; 170,000 for Mr. Field, and 30,000 for Mr. Laber.

(4)
Does not include shares owned by the Company's Employee Stock Ownership Plan under which, at December 31, 2004, Mark E. Goldstein had a vested interest in 111,280 shares, Jeffrey R. Hinkle had a vested interest in 70,894 shares, Jeffry B. Johnson had a vested interest in 67,720 shares, and Dennis P. Passantino had a vested interest in 54,537 shares.

(5)
Of Mr. Hinkle's shares, 121,878 shares are held in a revocable trust of which Mr. Hinkle and his wife are co-trustees.

(6)
Of Mr. Johnson's shares, 22,000 are held jointly by Mr. Johnson and his wife.

        There has been no change in control of the Company since the beginning of the last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Nominees

        The Company's Board of Directors consists currently of seven directors. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the seven nominees for director named below. If, at the time of the Meeting, any of these nominees shall have become unavailable for any reason to serve as a director, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their discretion. If elected, the nominees for director will hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The nominees for director, each of whom has consented to serve if elected, are as follows:

Name of Nominee and Position in the Company	Age	Director Since	Principal Occupation for Last Five Years
Mark E. Goldstein (Chairman of the Board, President and Chief Executive Officer)	49	1983	Chairman of the Board of the Company since February 22, 2000, President and Chief Executive Officer of the Company since August, 1990. From 1982 to 1990, Vice President—Marketing of Company. Employed by the Company since 1978.
Jeffrey R. Hinkle (Vice President—Marketing and Sales)	51	2000	Vice President—Marketing and Sales of the Company since February 2000. Vice President of Marketing and Sales for the Company's subsidiaries from November 1992 to 2000. Employed by the Company since 1981.
Jeffry B. Johnson (Treasurer and Chief Financial Officer)	59	2000	Treasurer and Chief Financial Officer of the Company since November 2000. From 1981 to 2000, Controller of Company. Employed by the Company since 1976.
Dennis P. Passantino (Vice President—Operations and Corporate Secretary)	49	2002	Vice President—Operations and Corporate Secretary since November 2002. From 1991 to 2002, Operations Manager. Employed by the Company since 1981.
Carl A. Bellini	71	2000	Management Consultant since 1997. From 1987 to 1997, Executive Vice President and Chief Operating Officer of Revco D.S., Inc. (a large drug store chain).
Dennis H. Field	72	1991	Management Consultant since 1990. From 1984 to 1990, Executive Vice President/General Manager, Faberge USA, Inc. (mass market health and beauty aids).
Gerald J. Laber, CPA	61	2004	Director since January, 2004. Investor and community volunteer since 2000. From 1980 to 2000 partner with Arthur Andersen L.L.P.; director with Applied Films Corporation, Centennial Specialty Foods, Healthetech Corporation, Qualmark Corporation, and Spectralink Corporation.

        All of the foregoing persons are currently directors of the Company. Their positions on standing committees of the Board of Directors are shown below under "Directors' Meetings and Committees".

        The Company's only executive officers are those who are described in the foregoing table. The officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders and serve at the pleasure of the Board of Directors.

        There are no family relationships among the executive officers or directors of the Company. There are no arrangements or understandings pursuant to which any of these persons were elected as an executive officer or director.

Directors' Meetings and Committees

        During the year ended December 31, 2004, the Company had six directors meetings plus nine actions by unanimous written consent. The Company's Board of Directors has both a Compensation Committee and an Audit Committee. The Company does not have a nominating committee.

        The primary responsibilities of the Compensation Committee include development of an executive compensation philosophy for the Company; origination of all executive compensation proposals; review of the appropriate mix of variable versus fixed compensation; and review of all transactions between the Company and any executive officer or director, whether or not involving compensation. The Committee consists currently of three outside directors of the Company and, in addition, the President of the Company. Current members of the Compensation Committee are Dennis H. Field (Chairperson), Carl A. Bellini, Gerald J. Laber, and Mark E. Goldstein (with Mr. Goldstein having no vote). The Compensation Committee met one time during 2004.

        The Audit Committee has as its primary responsibilities the appointment of the independent auditor for the Company, the pre-approval of all audit and non-audit services, and assistance to the board of directors in monitoring the integrity of the financial statements of the Company, the independent auditor's qualifications, independence and performance and the Company's compliance with legal requirements. The Audit Committee operates under a written charter adopted by the board of directors, a copy of which is attached as Exhibit A to this Proxy statement. The current members of the Audit Committee are Gerald J. Laber (Chairperson), Carl A. Bellini and Dennis H. Field. Each member of the Audit Committee is an independent director as defined in the current Nasdaq rules. Mr. Laber has the professional experience deemed necessary to qualify as an audit committee financial expert under rules of the Securities and Exchange Commission. The Audit Committee met five times during 2004.

Nomination Process

        The Board of Directors of the Company does not have a nominating committee. The full Board of Directors performs the functions of a nominating committee. The Board of Directors believes that it does not need a separate nominating committee because the full Board is relatively small, has the time to perform the functions of selecting Board nominees and in the past has acted unanimously in regard to nominees.

        In considering an incumbent director whose term of office is to expire, the Board of Directors reviews the director's overall service during the person's term, the number of meetings attended, level of participation and quality of performance. In the case of new directors, the directors on the Board of Directors are asked for suggestions as to potential candidates, discuss any candidates suggested by a shareholder of the Company and apply the criteria stated below. The Company may engage a professional search firm to locate nominees for the position of director of the Company. However, to date the Board of Directors has not engaged professional search firms for this purpose. A selection of a nominee by the Board of Directors requires a majority vote of the Company's directors. The Board of Directors consists of seven members of which three directors are independent as defined in current Nasdaq rules.

        The board seeks candidates for nomination to the position of director who have excellent decision-making ability, business experience, particularly those relevant to consumer products, personal integrity and a high reputation and who meet such other criteria as may be set forth in a writing adopted by a majority vote of the Board of Directors.

        Pursuant to a policy adopted by the Board of Directors, the directors will take into consideration a director nominee submitted to the Company by a shareholder; provided that the shareholder submits the director nominee and reasonable supporting material concerning the nominee by the due date for a shareholder proposal to be included in the Company's proxy statement for the applicable annual meeting as set forth in rules of the Securities and Exchange Commission then in effect. See "Shareholder Proposals" below.

Director Attendance at Company Annual Meetings

        The Company does not have a policy regarding attendance by members of the Board of Directors at the Company's annual meeting of shareholders. The Company has always encouraged its directors to attend its annual meeting. In 2004, all directors attended the Company's annual meeting of shareholders.

Stockholder Communications With The Board

        Historically, the Company has not had a formal process for stockholder communications with the Board of Directors. The Company has made an effort to insure that views expressed by a shareholder are presented to the Board of Directors.

Code of Business Conduct and Ethics

        The Company has a Code of Business Conduct and Ethics that reflects long-standing positions of the Company and contains additional provisions. The Code applies to all employees, including executive officers, and to directors. The Code concerns, among other things, compliance with applicable law, the avoidance of conflicts of interest, no trading by such a person if the person is aware of information that may be considered material, a prohibition on taking corporate opportunities, competing fairly and honestly, diversity as an asset, the Company's efforts to provide a safe and healthful work environment, recordkeeping, confidentiality, proper use of Company assets and payments to government personnel. The Code sets forth steps which may be followed if there is a situation where it is difficult to know right from wrong. A copy of the Code of Business Conduct and Ethics may be obtained upon request to: Secretary, Scott's Liquid Gold—Inc., 4880 Havana Street, Denver, Colorado 80239.

Compensation Committee Interlocks and Insider Participation

        Mr. Dennis Field serves on both the Compensation Committee and the Audit Committee. From 1978 to 1982, Mr. Field was President and Chief Operating Officer of Aquafilter Corporation, a wholly owned subsidiary of the Company which manufactured cigarette filters. After leaving Aquafilter Corporation, Mr. Field had virtually no contact with the Company from the date of his resignation to 1991 when he was asked to join the Company's Board. Prior to 1991, he was Executive Vice President/General Manager, U.S. Division, of Faberge. Mr. Field has a distinguished career with significant consumer product companies.

        During 2004, none of the Company's executive officers served on the board or compensation committee of another entity which had one of its executive officers serve as a director of the Company or a member of the Company's Compensation Committee.

Executive Compensation

        Summary Compensation Table

        The following Summary Compensation Table shows the annual and other compensation of the chief executive officer and all other executive officers of the Company at December 31, 2004, for services in all capacities provided to the Company and its subsidiaries for the past three years.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long Term Compensation
Name and Principal Position	Year	Salary $		Bonus $(1)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)(2)
Mark E. Goldstein Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	$ $ $	400,000 390,300 350,000	— — —	$ $ $	36,032 33,711 32,519	70,500 —	$ $ $	2,692 4,184 1,172
Jeffrey R. Hinkle Vice President—Marketing and Sales	2004 2003 2002	$ $ $	225,000 220,100 200,000	— — —	$ $ $	12,069 10,663 10,066	79,000 —	$ $ $	2,692 4,184 1,172
Jeffry B. Johnson Treasurer and Chief Financial Officer	2004 2003 2002	$ $ $	190,000 190,000 190,000	— — —	$ $ $	17,311 10,933 7,872	50,000 —	$ $ $	2,525 4,043 1,134
Dennis P. Passantino(3) Vice President—Operations and Corporate Secretary	2004 2003 2002	$ $ $	183,750 183,750 183,750	— — —	$ $ $	15,720 13,606 3,280	85,000 10,000	$ $ $	2,490 4,089 1,122

Note: There were no restricted stock awards or long term incentive payouts during the last three fiscal years.

(1)
The Company has adopted a bonus plan for its executive officers for the year 2005. The plan provides that an amount will be distributed to the Company's executive officers equal to 10% of the annual before tax profit exceeding $1 million, excluding items that are infrequent, unusual, or extraordinary. Such amount, if any, for 2005 will be divided among the Company's executive officers as follows: President, 31%, Vice President-Marketing and Sales, 25%, Treasurer, 22%, and Vice President—Operations, 22%. In no event is a bonus paid unless pre-tax profits, excluding the above-mentioned items, exceed $1,000,000 for the fiscal year, nor is any bonus paid on the first $1,000,000 of pre-tax earnings, excluding the above-mentioned items. The Company had substantially the same plan in 2004, 2003, and 2002.

(2)
All Other Compensation for each of the executive officers consists of Company contributions under an Employee Stock Ownership Plan and Trust Agreement ("ESOP") which provides that the Company may contribute annually to the ESOP cash or common stock in an amount not to exceed 25% of all participants' total compensation (the maximum amount currently deductible under tax laws). The Board of Directors determines whether any contributions will be made for the year. Benefits are allocated to all eligible employees according to a formula based on compensation, except that any income earned on assets of the Trust is allocated to ESOP participants based upon the value that each participant's account bears to the total value of Trust assets.

(3)
Mr. Passantino became an executive officer of the Company in November, 2002.

        The dollar amount of Other Annual Compensation changes from year to year because of fluctuations in the costs of benefits and their timing. Other Annual Compensation in the table above for 2002 through 2004 is comprised of the following:

	Mark E. Goldstein			Jeffrey R. Hinkle
	2002	2003	2004	2002	2003	2004
Automobile purchase(1)	$—	$—	$—	$—	$—	$—
Income taxes on automobile purchase(1)	—	—		—	—
Other automobile expenses	2,848	1,886	2,669	1,130	402	1,881
Memberships	15,121	14,015	17,946	—	—	—
Life insurance	2,412	2,412	2,412	1,344	1,344	1,478
Income taxes on life insurance	2,131	1,839	1,839	1,026	944	1,035
Medical plan(2)	3,075	5,362	3,851	1,406	2,812	2,688
Disability plan(3)	4,672	4,672	4,672	5,160	5,161	4,987
Other	2,260	3,525	2,643	—	—	—

Total other compensation	$32,519	$33,711	$36,032	$10,066	$10,663	$12,069

	Jeffry B. Johnson			Dennis P. Passantino
	2002	2003	2004	2002	2003	2004
Automobile purchase(1)	$—	$—	$—	$900	$6,158	$7,349
Income taxes on automobile purchase(1)	—	—	—	686	4,319	5,155
Other automobile expenses	843	907	1,428	—	1,170	576
Memberships	—	—	—	—	—	—
Life insurance	2,427	2,427	3,241	887	646	1,016
Income taxes on life insurance	1,850	1,657	2,272	676	621	713
Medical plan(2)	1,950	5,140	9,441	131	692	911
Disability plan(3)	802	802	929	—	—	—
Other	—	—	—	—	—	—

Total other compensation	$7,872	$10,933	$17,311	$3,280	$13,606	$15,720

(1)
Every three to five years, the Company provides funds needed, plus an amount to pay resulting income taxes, to each executive officer for the purchase of an automobile. In the case of Mr. Passantino, the amount shown for 2003 and 2004 represents the lease value, and income tax on that value, for his use in 2003 and 2004 of a vehicle leased by the Company.

(2)
In addition to group life, health, hospitalization and medical reimbursement plans which generally are available to all employees, the Company has adopted a plan which provides for additional medical coverage of not more than $50,000 per year to each of the Company's executive officers. The plan further provides that, for a period of five years following an executive officer's voluntary retirement, or involuntary retirement in the event of a change in control of the Company, the Company will, at no cost to the executive or his or her surviving dependents, cover the executive and/or such dependents under the Company Health Plan and shall also provide, at no cost to the executive, for the payment of additional medical coverage of up to $50,000 a year.

(3)
The Company maintains a Key Executive Disability Plan. The purpose of this Plan is to provide the executive with his or her regular salary during periods of long-term disability in excess of 90 days to age 70, or to date of death, whichever first occurs. The benefits available under this Plan will cease upon termination of employment as an executive officer of the Company other than during a period of disability. The Plan is partially funded by disability insurance maintained by the Company under which the Company is the beneficiary. The table sets forth the premiums paid by the Company for this disability insurance.

        Option Grants in Last Fiscal Year

        No options were granted to executive officers during 2004.

        Outstanding Options

        No options were exercised by any of the Company's executive officers during 2004. The following table summarizes information with respect to the value of each person's unexercised stock options at December 31, 2004.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Year End		In-the-Money Value of Unexercisable Options at Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark E. Goldstein	120,500	0	$0	0
Jeffrey R. Hinkle	129,000	0	$0	0
Jeffry B. Johnson	100,000	0	$5,880	0
Dennis P. Passantino	100,000	0	$12,780	0

(1)
The in-the-money value of unexercised options is equal to the excess of the per share market price of the Company's stock at December 31, 2004 of $0.60/share over the per share exercise price multiplied by the number of unexercised option.

COMPENSATION COMMITTEE REPORT

        Background

        The Compensation Committee of the Board of Directors, in February, 2004 at the time of establishing the compensation payable in 2004 to the Company's executive officers, was comprised of two outside directors (Mr. Bellini and Mr. Field) and the Company's President (who serves as a non-voting member of the Committee). The responsibilities of the Compensation Committee include the origination of all executive compensation proposals.

        In making decisions regarding executive compensation, the Compensation Committee considers a number of factors. The Compensation Committee has also determined that an outside consultant on compensation matters should be used once every three years.

        Organization Philosophy

        The Committee believes that the Company's organization and the specific responsibilities of its executive officers are an essential part of analyzing compensation levels. The first important point concerning the management of the Company is that each executive subscribes to a team concept of executive management, and operates in accordance with this concept. Although each of the executive officers has specific areas of responsibility and each is able to and often does make independent decisions, the executive officers operate as a collaborative team, and very few, if any, significant decisions are made without input from the group as a whole.

        Second, each executive officer is responsible for a number of distinct areas and tasks. Each performs many tasks traditionally associated with "middle management" in other companies in addition to their respective duties of top level or executive management. As a result, the Company has very little "middle management" and operates as a fairly lean organization.

        Mark E. Goldstein became President and Chief Executive Officer of the Company in 1990 and Chairman of the Board in February, 2000. Mark E. Goldstein has the responsibilities associated with these positions at a public company. He is also actively involved in the sales and marketing efforts of the Company and its development of new products. For example, Mark Goldstein is the primary contact with the Company's largest account, Wal-Mart Stores, Inc.; and he, together with Jeffrey R. Hinkle, directs the Company's advertising and promotional efforts. Mr. Goldstein also directs the Company's research and development and quality control activities. Each other executive officer reports to Mr. Goldstein as do certain key employees. He ultimately is responsible for the day-to-day operations of the Company, although he relies on the Company's other executive officers for advice and counsel.

        Jeffrey R. Hinkle has been employed by the Company for 23 years. He joined the Company as a regional sales manager in 1981, held various sales positions at the Company's subsidiaries, including Vice President—Marketing of subsidiaries, and became Vice President—Marketing of the Company in February, 2000. His current title is Vice President—Marketing and Sales. Mr. Hinkle manages the Company's sales force, is responsible for marketing and works together with Mr. Goldstein in regard to the Company's advertising and promotional efforts. Together with Mr. Goldstein, Mr. Hinkle is a primary contact with the Company's largest accounts. Mr. Hinkle also is the primary contact with brokers utilized by the Company.

        Jeffry B. Johnson was elected as the Company's Treasurer and Chief Financial Officer in November, 2000. Mr. Johnson has served the Company for 28 years. He joined the Company as internal auditor in 1976, was promoted to Controller in 1981, and to Chief Accounting Officer on October 1, 2000. Mr. Johnson performs all of the functions of Treasurer and Chief Financial Officer, including negotiations and maintenance of relationships with creditors. He also supervises back office functions relating to accounting, personnel, benefits and, together with Mr. Goldstein, data processing and computer operations.

        Dennis P. Passantino was elected as an executive officer in November, 2002. He is the Vice President-Operations and Corporate Secretary. Mr. Passantino has served the Company for 23 years. He joined the Company as Materials Manager in 1981, was promoted to Operations Manager in 1991. Mr. Passantino has a direct responsibility for operations of the Company's plant and facilities.

        Factors and Policies

        In determining executive compensation in 2004, the Committee considered the management organization as described above and the following factors, among others:

  (a)
  Services performed and time devoted to the Company by the executive;

  (b)
  Amounts paid to executives in comparable companies;

  (c)
  The size and complexities of the business;

  (d)
  Successes achieved by the executive;

  (e)
  The executive's abilities;

  (f)
  The executive tenure;

  (g)
  Corporate financial results;

  (h)
  Prevailing economic conditions;

  (i)
  Compensation paid to other employees of the corporation; and

  (j)
  The amount previously paid to the executive.

        The Company and the Compensation Committee have viewed the base salary as an important part of the compensation for the Company's executive officers as well as other employees. The Company's 2004 executive bonus plan provided for a bonus pool based on 10% of pre-tax profits (excluding items that are infrequent, unusual or extraordinary) for a year in excess of $1 million. Any bonus amount payable under the plan would have been divided among the executive officers. The Company had substantially the same plan in prior years and has implemented substantially the same plan for the year 2005.

        The Company provides certain other benefits and perquisites to the executive officers. The Committee believes that the types of benefits offered to Company executives and the value of these benefits are similar to benefit packages provided by other companies. A number of the benefits are provided by the Company not only to the executive officers but also to other Company employees. The Company believes that these benefits are appropriate for their positions, to compensate them consistent with market levels and to facilitate performance of their jobs in a more efficient and effective manner.

        Application of Factors

        Utilizing these factors and policies, the Compensation Committee in February, 2004 determined that: Mr. Goldstein's base salary would remain the same in 2004, as in 2003, at $400,000; Mr. Hinkle's base salary would remain the same in 2004, as in 2003, at $225,000; that Mr. Johnson's base salary would remain the same in 2004, as in 2003, at $190,000; that Mr. Passantino's base salary would remain the same in 2004, as in 2003, at $183,750; that the 2004 key executive incentive bonus plan for executive officers be adopted; and that the components of other compensation provided to the Company's executive officers will also remain the same in 2004 as in 2003. Pursuant to authority granted by the Board, these determinations were final for the Company.

        In considering the factors and policies, the Compensation Committee reviewed various matters, including:

  •
  The Company continued to expand the retail distribution of Montagne Jeunesse products.

  •
  The Company has endeavored to reposition Scott's Liquid Gold for wood, including reestablishment of distribution with certain retailers.

  •
  The Company has further developed the approach of using direct response television advertising.

  •
  The Company has repositioned Touch of Scent as well as changed the formula and packaging of Touch of Scent.

  •
  The Company continues to work on relationships for the manufacture or sale of products of others, such as private label manufacturing.

  •
  The Company is working on the development of possible new products.

  •
  The Company's four executive officers have done the work which in part of 2002 and in prior years was done by five executive officers.

  •
  The Company experienced a relatively small loss for the year 2003. As of February 2004, it is uncertain whether the Company would achieve, according to its projections, a net profit or a net loss in 2004.

  •
  The Hay Group was most recently engaged in 2004 and issued a compensation report in February, 2004. This report compared each element of the Company's base salary, total cash and total direct compensation for executive officers to the Hay Group's all-company executive compensation survey and to a peer group of fourteen companies in consumer products and specialty chemical industries. The peer group had median revenues of $30.3 million as of the most recent fiscal year end available to the Hay Group. The report concluded that:

    The aggregate total direct compensation levels (consisting of base salary, annual incentive and present value of long-term incentives) of the Company's four executives fall between the 25th and 50th percentile levels of the peer group and approximate the 25th percentile level of the general industry market, in the aggregate.

    For the chief executive officer of the Company, actual total direct compensation levels are below the median of the markets by approximately 20% to 25%.

    Aggregate total cash compensation levels (consisting of base salary and annual incentive) of the Company's four executive officers are within +/-5% of the median of each of the peer group and general industry group.

    In the aggregate, base salary levels of the Company's four executive officers approximate the 75th percentile level of the peer group market and exceed the 75th percentile level of the general industry market.

    As noted in the report, no annual incentives were paid in 2003, and therefore the actual total cash compensation equals base salary in the case of the Company.

  •
  Mr. Goldstein's base salary was raised in 2003; Mr. Hinkle's base salary was raised in 2003; Mr. Johnson's base salary was last changed when he became an executive officer in October, 2000; and Mr. Passantino's base salary has remained unchanged since prior to the time of his becoming an executive officer in November, 2002.

  •
  The Company has generally paid well its employees as part of its philosophy that good employees who are paid well and stay with the Company can contribute significantly to the successes of the Company's business. The Committee has previously reviewed the compensation of other key employees below the level of executive officer.

  •
  The base salaries, as determined by the Committee, and any bonus in 2004 were expected to be tax deductible, without being subject to a limitation on the deductibility or certain compensation in excess of $1 million under the Internal Revenue Code.

  •
  The existing form of bonus plan emphasizes performance and successes achieved by the executives, and this form of bonus plan as well as other components of compensation has been in effect for a number of years.

        Since 1992, the Compensation Committee has engaged a consultant on compensation matters every three years. The Hay Group was most recently engaged in 2004 and issued a report in February, 2004 as indicated above.

        In conclusion, the Compensation Committee believes that the levels of compensation for the Company's executive officers have been fair and appropriate.

COMPENSATION COMMITTEE
(February 2004)
Carl A. Bellini
Dennis H. Field
Mark E. Goldstein
February 22, 2005

Stock Performance Graph

        There follows a graph, constructed for the Company, comparing the cumulative total shareholder return of Scott's Liquid Gold-Inc. common stock to the CoreData Composite Market Value Index (see below), and to a selected peer group.

Fiscal year ended December 31

Assumes $100 invested on January 1, 2000
in the Company, the Peer Group,
The CoreData Composite Market Value Index
and assumes the reinvestment of any dividends

Note: The foregoing graph was prepared for the Company by CoreData Financial Information. The peer group selected by the Company consists of companies which use the standard industrial classification of specialty cleaning and sanitation and which are publicly held, and other publicly held companies which are partially or entirely engaged in the cosmetics business. The Company believes that, within its industry classes, the assembly of a peer group is difficult because the Company competes with other companies that are significantly larger than Scott's Liquid Gold-Inc., including two major companies which are not publicly traded.

        The following companies comprise the peer group: Avon Products, Inc., CCA Industries, Inc., Chattem, Inc., Clorox Co., Del Laboratories, Inc., and Procter & Gamble Co. The CoreData Composite Stock Index, a published index, is a broad based common stock index, taking into account the market value of all of the companies on the New York, American and NASDAQ issues followed by CoreData, Inc. totaling over 10,000 issues. The index is fully adjusted for stock splits and stock dividends.

Compensation of Directors

        Four directors are full-time executive officers of the Company and receive no additional compensation for service as a director. Carl A. Bellini, Dennis H. Field, and Gerald J. Laber are non-employee directors. The Company pays $2,500 per month to each non-employee director for his services as director.

        On January 15, 1993, the Company's Board of Directors adopted the Company's 1993 Stock Option Plan for Outside Directors, which was approved by the Company's shareholders on May 5, 1993. The 1993 Plan provides for the granting of options to directors who are not employees of the Company. The purpose of the 1993 Plan is to further the growth and development of the Company by providing an incentive to outside directors of the Company, by increasing their involvement in the business and affairs of the Company, by helping the Company to attract and retain well qualified directors and/or by rewarding directors for their past dedication to the Company. The 1993 Plan became effective on January 15, 1993 and expired January 15, 2003.

        A maximum of 400,000 shares of the Company's common stock were available for issuance upon the exercise of options granted under the 1993 Plan. The number of shares subject to outstanding options, and the exercise price per share of such options are subject to adjustment on account of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations or exchanges of stock, or other similar circumstances.

        The 1993 Plan is administered by the Board of Directors or a committee appointed by and serving at the pleasure of the Board of Directors, consisting of no fewer than two directors. The 1993 Plan is currently administered by the Board of Directors. At March 15, 2005, options to purchase 130,000 shares of the Company's common stock were outstanding under the Plan. Except for the exercise of options for 100,000 shares by a director, who resigned from the Board during 1999, no options had been exercised at or prior to March 31, 2003.

        The non-employee directors are also eligible to receive grants of options under the 1998 Stock Option Plan. Other eligible persons under the 1998 Plan are all full-time employees of the Company, and the Plan has been used primarily to provide options to full-time employees. Options granted to non-employee directors under the 1998 Plan consist of: Four options for a total of 120,000 shares granted to non-employee directors in December, 2000 (of which one option for 25,000 shares has expired); one option for a total of 50,000 shares to a non-employee director in February 2002; and one option for a total of 45,000 shares to a non-employee director in November, 2003. A maximum of 1,100,000 shares of common stock are available for issuance upon the exercise of options granted under the 1998 Plan. Options may be granted under the 1998 Plan through November 8, 2008. The option price for non-qualified stock options granted under the 1998 Plan, which are the only type available to non-employee directors, must not be less than 85% of the fair market value as of the date of grant of the shares subject to the option. In other respects, the 1998 Plan is similar to the terms of the 1993 Stock Option Plan described above.

        On February 26, 2004, Mr. Laber received an option for 30,000 shares under the 1998 Plan with an exercise price of $0.76 per share, which was the fair value on the date of grant, and an expiration date of February 25, 2009; this option is fully vested.

        The non-employee directors are also eligible to receive stock awards under the 2005 Stock Incentive Plan. This Plan is described below. No stock awards to non-employee directors have been made under the 2005 Plan as of March 15, 2005.

        The following table summarizes information with respect to the value of each non-employee director's unexercised stock options at December 31, 2004:

	Year End Option Values
	Number of Securities Underlying Unexercised Options at Year End		In-the-Money Value of Unexercised Options at Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Carl A. Bellini	105,000	0	$1,500	0
Dennis H. Field	170,000	0	$3,000	0
Gerald J. Laber	30,000	0	$—	0

(1)
The in-the-money value of unexercised options is equal to the excess of the per share market price of the Company's stock at December 31, 2004 over the per share exercise price multiplied by the number of unexercised options.

APPROVAL OF 2005 STOCK INCENTIVE PLAN

        In March, 2005, the Company's Board of Directors adopted the Scott's Liquid Gold-Inc. 2005 Stock Incentive Plan (the "Plan"), subject to approval and ratification by shareholders. The purpose of the Plan is to further the growth and development of the Company by affording an opportunity for stock ownership to employees, directors and consultants of the Company and its subsidiaries, to attract new employees and consultants, to retain existing employees and consultants and to encourage growth of the Company through incentives that are consistent with the Company's goals. A copy of the Plan appears as Exhibit B to this Proxy Statement. Significant features of the Plan are summarized below, but this summary is qualified in its entirety by reference to the full text of the Plan.

        The Plan provides that the Plan administrator may issue stock awards consisting of incentive and non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units. The Plan administrator may grant one or more of these types of awards. The Board will administer the Plan unless the Board delegates the administration of the Plan to a committee, which will be appointed by and serve at the pleasure of the Board. The Plan administrator determines and designates from time to time (a) those eligible persons to whom awards are granted, (b) the size, form, terms (including vesting, if any) and conditions of awards under the Plan and (c) rules with respect to the administration of the Plan. The Plan administrator may at any time cancel an award, whether vested or unvested, if the participant engages in conduct that the Plan administrator determines to be detrimental to best interest of the Company, including failure to comply with policies or procedures of the Company.

Shares Subject to Plan; Limitations

        The aggregate number of shares of Common Stock that may be issued under awards granted pursuant to the Plan may not exceed 600,000 shares. If there is a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other event described under the terms of the Plan, the administrator will make appropriate adjustments to the total number of shares available under the Plan and to outstanding awards. If an outstanding award expires or ceases to be exercisable, the shares that were subject to the award will continue to be available under the Plan.

        During any single calendar year, no participant will be eligible to be granted awards exceeding 10% of the limit on shares under the Plan. From March, 2005 to the date on which the Plan terminates, no participant will be eligible to be granted awards exceeding 20% of the limit on shares.

Term of Plan

        If approved by the stockholders, the Plan will be effective as of March 31, 2005. The Plan will terminate on March 31, 2015, unless terminated earlier by the Board. Termination of the Plan will not affect grants made prior to termination.

Eligibility

        All full-time and part-time employees are eligible to receive any award under the Plan. Directors and consultants of the Company and its subsidiaries, who are not employees, are eligible to receive any award, other than incentive stock options, under the Plan.

Stock Options

        The exercise price for an option granted under the Plan must not be less than 100% of the fair market value of the shares subject to the option at the date of grant. No option will be repriced. The term of each option may not be more than ten years from the date of grant. An option is fully vested unless otherwise provided by the Plan administrator in the option agreement. A participant may pay the exercise price and withholding taxes in cash or, upon approval of the Plan administrator, in common stock of the Company or another form of legal consideration. No incentive stock option may be granted to an employee who, at the time the incentive stock option is granted, owns stock (as determined in accordance with the Internal Revenue Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary, unless the option price of such incentive stock option is at least 110% of the fair market value of the stock subject to the incentive stock option and the incentive stock option by its terms is not exercisable more than five years from the date it is granted.

Stock Appreciation Rights

        A SAR is exercisable for the receipt of a number of shares of common stock having a fair market value equal to (1) the fair market value on the date of exercise of the number of shares as to which the SAR has been exercised over (2) the aggregate exercise price of the SAR for such number of shares. The exercise price for each SAR will be no less than the fair market value of the common stock at the time the SAR is granted. No SAR will be repriced. The term of any SAR may not exceed ten years from the date of grant. SARs will be fully vested unless otherwise determined by the Plan administrator and stated in a stock appreciation agreement.

Restricted Stock and Restricted Stock Units

        Restricted stock may be granted to a participant without the payment of a purchase price. If a grant of restricted stock requires the payment of a purchase price, the purchase price of the restricted stock may not be repriced. If restricted stock has a purchase price, a participant must pay the purchase price in cash or, upon approval of the Plan administrator, in common stock or another form of legal consideration. If a participant fails to satisfy any applicable restriction (including vesting requirements) on the restricted stock, the restricted stock will be forfeited to the Company in return for no consideration or such consideration as specified in the applicable award agreement. Restricted stock constitutes issued and outstanding shares of common stock for all corporate purposes. The participant will have the right to vote the restricted stock, to receive and retain all regular cash dividends and such other distributions as the Board may, in its discretion, pay on the common stock, and to exercise all other rights, powers and privileges of a holder of common stock.

        A restricted stock unit represents an obligation of the Company to deliver a specific number of shares of common stock to the participant on a specified date. Any award of restricted stock or an RSU will be fully vested or will vest in accordance with a vesting schedule provided in the agreement for that award as determined by the Plan administrator.

Valuation

        For purposes of the Plan, the fair market value of common stock means the average of the closing sales prices for the common stock on its trading market for the five preceding trading days as reported in The Wall Street Journal or another publication or source for market prices selected by the Board of Directors. If there has not been trading of the common stock on a specific day, then a trading day is the next preceding day on which there was such trading. If closing sales prices are not available for the trading market, the average of the closing bid and asked prices are used. If none of these alternatives are available, the Plan administrator will determine the fair market value by applying any reasonable valuation method.

Change in Control

        If the change in control event occurs, then the vesting of all awards will be accelerated in full. In anticipation of a change in control event, the Plan administrator may require that all unexercised awards be exercised upon the change in control event or within a specified number of days of the change in control. The Plan administrator may in its discretion also accelerate the vesting of any outstanding award in connection with any proposed or completed change in control event, and prior to a change in control event the Plan administrator may in its discretion terminate all unexercised awards (after acceleration of vesting) in exchange for consideration similar to that received by stockholders of common stock of the Company in the change of control event less the exercise price of the award. Alternatively, if a change in control event occurs, any surviving corporation or acquiring corporation may assume any outstanding award under the Plan or may substitute similar stock awards.

Termination of Continuous Service

        Any vesting of an award ceases upon termination of a participant's service with the Company. A stock option or SAR will terminate and may not be exercised after three months after a participant's service with the Company ceases for any reason other than cause, disability or death. If a participant ceases service with the Company for cause or if the participant breaches any covenant not to compete or non-disclosure agreement, an unexercised stock option or SAR terminates immediately. If a participant ceases the service with the Company due to death or disability, an outstanding stock option or SAR will be exercisable for one year after that time but not later than the expiration date of the award. The Plan administrator may in its discretion extend the dates for termination of awards as stated in this paragraph.

        If a participant terminates service with the Company for any reason, any unvested restricted stock or unvested RSUs held by the participant as of the date of termination of service will be forfeited to the Company unless otherwise provided in an applicable award agreement.

Amendment of Plan

        The Board may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action can diminish or impair the rights under an award previously granted. However, approval of the stockholders shall be required to increase the total number of shares issuable under the Plan, to reduce the exercise price for any option, SAR or RSU or the purchase price for any restricted stock below a level required by the Plan or to modify materially requirements for eligibility under the Plan. The Plan administrator may modify, extend or renew outstanding awards except that this action must not diminish or impair the rights of a previously granted award without the consent of the participant.

Federal Income Tax Consequences

        The rules governing the tax treatment of stock awards granted under the Plan depend largely on the surrounding facts and circumstances. Generally, under current federal income tax laws, a participant will recognize income, and the Company will be entitled to a deduction as follows:

Stock Options

        If an employee does not dispose of the shares acquired pursuant to the exercise of an incentive stock option within one year after the transfer of the shares to the participant or within two years from the grant of the option, the employee will not realize taxable income as a result of the grant or exercise of the option (except for purposes of the alternative minimum tax upon the exercise of the option), and any gain or loss that is subsequently realized may be treated as a long term capital gain or loss, depending on the circumstances. The Company will not be able to deduct any amount for the grant of the incentive stock option or the transfer of shares upon exercise. If the employee disposes of the stock prior to one year after the transfer of the shares (or two years prior to the option grant date), the participant will realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price or (b) the gain recognized on such disposition. Upon the exercise of a nonqualified stock option, the participant will generally realize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be able to deduct an amount equal to the ordinary income realized by the participant.

Restricted Stock

        A participant who receives an award of restricted stock will realize ordinary income (on a per share basis) at the time any restrictions lapse equal to the difference between the fair market value of the common stock at the time such restrictions lapse and the amount (if any) paid for the stock. Alternatively, under Section 83 of the Internal Revenue Code, the participant may elect to accelerate the tax event and realize ordinary income (on a per share basis) equal to the difference between the purchase price (if any) of the common stock and the fair market value of the common stock on the date of grant upon the receipt of an award of restricted stock. When the participant recognizes ordinary income, the Company will be able to deduct an amount equal to the ordinary income recognized by the participant.

Restricted Stock Units

        A participant who is granted an RSU will generally not recognize any income upon the grant of the award. The participant will generally recognize as ordinary income an amount equal to the fair market value of any shares transferred to the participant upon the vesting of such award. The Company will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the participant, at the same time the participant recognizes such income, so long as the amount constitutes reasonable compensation.

Stock Appreciation Rights

        Upon the exercise of any SAR, the value of any stock received will constitute ordinary income to the participant equal to the fair market value of the shares transferred to a participant upon the exercise. The Company will ordinarily be entitled to a deduction in the same amount and at the same time, so long as the amount constitutes reasonable compensation.

Section 409A

        Section 409A, a new section added to the Code in 2004, makes significant changes to the tax treatment of certain types of deferred compensation. Failure to comply with the requirements of Section 409A results in current income of amounts deferred, along with interest and a significant tax penalty. Certain types of equity-based compensation are exempt from Section 409A. The Company intends to operate the Plan so that all grants under the Plan are exempt from Section 409A.

New Plan Benefits

        As of the date of this proxy statement, no executive officer, employee, director or consultant has been granted any award under the Plan. The benefits to be received by the eligible participants pursuant to the Plan are not determinable at this time.

Other Equity Compensation Plan Information

        The following table provides, as of December 31, 2004, information regarding the Company's equity compensation plans, which consists of the 1993, 1997 and 1998 Stock Option Plans. The 1993 Plan expired in January of 2003, and accordingly no shares are available for option under that Plan. The Company also has an Employee Stock Ownership Plan which invests only in common stock of the Company, but which is not included in the table below.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,115,500	$.63	414,500
Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	1,115,500	$.63	414,500

The Board of Directors recommends a vote "FOR" approval and ratification of the 2005 Plan.

CERTAIN TRANSACTIONS

        The Company has indemnification agreements with each of its directors and executive officers. These agreements provide for indemnification and advancement of expenses to the full extent permitted by law in connection with any proceeding in which the person is made a party because the person is a director or officer of the Company. They also state certain procedures, presumptions and terms relevant to indemnification and advancement of expenses.

        The principal and controlling owner of Montagne Jeunesse, Gregory Butcher owned beneficially, to the knowledge of the Company, at March 15, 2005, approximately 10.0% of the Company's outstanding common stock. The Company has a distributorship agreement with Montagne Jeunesse, which was first established prior to Mr. Butcher's ownership of any shares in the Company and under which the Company purchases from Montagne Jeunesse, and sells in the United States, sachets of Montagne Jeunesse containing skin care and other beauty care products. During 2004, the Company's purchases of these sachets from Montagne Jeunesse were in the amount of $4,979,200. The Company's sales of Montagne Jeunesse products accounted in 2004 for a significant portion of the Company's total net revenues.

SECTION 16 REPORTS

        Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge, there was full compliance with all Section 16(a) filing requirements applicable to those persons for reports filed in 2004, except that reports for the following transactions were not timely filed: The grants of stock options on December 4, 2000 and February 19, 2002, to each of Mr. Bellini and Mr. Field; and the receipt by the Company's Employee Stock Ownership Plan of contributions of shares by the Company on June 4, 2004, and on September 2, 2004.

COMPANY ACCOUNTANTS

General

        Ehrhardt, Keefe, Steiner & Hottman PC has been selected by the Audit Committee of the Board of Directors as the Company's independent auditors for the fiscal year ended December 31, 2005. Ehrhardt, Keefe, Steiner and Hottman PC has been the Company's independent auditors since June, 2003. A representative of Ehrhardt, Keefe, Steiner & Hottman PC is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement if the representative so desires. Such representative also is expected to be available to respond to appropriate questions at that time.

Previous Accountants

        KPMG LLP were the Company's independent auditors for the fiscal year ended December 31, 2002. On June 19, 2003, the Audit Committee of the Company's Board of Directors made the decision to change accountants. On June 20, 2003, the Company informed KPMG that the firm's appointment as principal auditors was terminated and Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") was engaged as principal accountants.

        KPMG's audit report on the Company's consolidated financial statements as of December 31, 2002 and for each of the years in the two-year period then ended, did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG's audit report dated April 3, 2003 contained a separate paragraph stating that "the Company has restated the consolidated balance sheet as of December 31, 2001 and the related statements of operations, shareholders' equity and comprehensive income (loss), and cash flows for the two year period then ended, which consolidated financial statements were previously audited by other independent auditors who have ceased operations."

        In connection with the audits of the two fiscal years ended December 31, 2002, and the subsequent interim period through June 20, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during the above period, KPMG did not advise us that any of the reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K existed or was applicable.

        During the two most recent fiscal years ended December 31, 2001 and December 31, 2002 and the period from January 1, 2003 to the date of engaging EKS&H as stated above, the Company did not consult with EKS&H with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

        The Company provided KPMG with a copy of the foregoing statements. KPMG stated that it agreed with such statements, except that KPMG said that it was not in a position to agree or disagree with statements that the changes were made by the Audit Committee, that EKS&H was engaged on June 19,2003 and that EKS&H was not consulted on any of the matters described above.

REPORT OF AUDIT COMMITTEE

February 22, 2005

To the Board of Directors of Scott's Liquid Gold-Inc.:

        We have reviewed and discussed with management the Company's audited financial statements. We have discussed with Ehrhardt, Keefe, Steiner & Hottman PC, its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and filed with the Securities and Exchange Commission.

        The Audit Committee is composed of the three directors named below, all of whom are independent directors as defined in Rule 4200(a)(15) of the Nasdaq Stock Market listing standards.

        The Board has adopted a written charter for the Audit Committee.

        Submitted by the members of the Audit Committee of the Board of Directors.

Gerald J. Laber, Chairman
Carl A. Bellini
Dennis H. Field

Disclosure of Auditor Fees

        The following is a description of the fees billed to the Company by its independent auditor during each of the years ended December 31, 2004 and December 31, 2003. Ehrhardt, Keefe, Steiner & Hottman PC billed for work commencing in June, 2003, and KPMG LLP billed for work prior to June, 2003.

		Ehrhardt, Keefe, Steiner & Hottman PC
	KPMG LLP
Audit and Non-Audit Fees
	2003	2003	2004
Audit fees	$9,000	$32,571	$68,623
Audit-related fees	—	12,500	23,867
Tax fees	6,500	3,884	8,211
All other fees	—	—	28,250
Total	$15,500	$48,955	$128,951

        Audit fees are for the audit of the Company's annual financial statements and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q. Audit-related fees are for the audits of each of the three employee benefit plans. Tax fees primarily include tax compliance, tax advice and tax planning, including the review of, and assistance in the preparation of, federal and state tax returns, and tax advice and planning relating to such taxes.

Policy on Pre-Approval of Audit and Non-Audit Services

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent public accountants. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated limited pre-approval authority to its chairperson. The chairperson is required to report any decisions to pre-approve such services to the full Audit Committee at its next meeting.

SHAREHOLDER PROPOSALS

        Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before December 7, 2005. Also, persons named in the proxy solicited by the Board of Directors of the Company for its year 2006 annual meeting of shareholders may exercise discretionary authority on any proposal presented by a shareholder of the Company at that meeting if the Company has not received notice of the proposal by February 20, 2006.

2004 ANNUAL REPORT ON FORM 10-K

        Shareholders who wish to obtain, without charge, a copy of the Company's Form 10-K report for the year ended December 31, 2004 in the form filed with the Securities and Exchange Commission should address a written request to Dennis P. Passantino, Corporate Secretary, Scott's Liquid Gold-Inc., 4880 Havana Street, Denver, Colorado 80239. The Company's annual report to shareholders consists of such Form 10-K and accompanies this proxy statement.

SOLICITATION OF PROXIES

        The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of pocket expenses incurred by them in so doing.

OTHER BUSINESS

        As of the date of this Proxy Statement, Management was not aware that any business not described above would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

        The above Notice and Proxy Statement are sent by order of the Board of Directors.

Dennis P. Passantino Corporate Secretary

Denver, Colorado
April 6, 2005

EXHIBIT A
TO
PROXY STATEMENT
DATED APRIL 6, 2005

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than two members. The members of the Audit Committee shall meet the independence requirements of the Securities and Exchange Commission.

        The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor, and shall pre-approve all audit engagement fees and terms and all non-audit services with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Company must provide appropriate funding, as determined by the Audit Committee, for payment for the services of such advisors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditors and the independent auditor in separate executive sessions at least quarterly.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

        1.     Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

        2.     Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

        3.     Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

        4.     Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies.

        5.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

        6.     Discuss with management the Company's major financial risk exposures, if any, and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        7.     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as amended from time to time and any successor standards relating to the conduct of the audit. In particular, discuss:

          (a)   The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          (b)   The management letter provided by the independent auditor and the Company's response to that letter.

          (c)   Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company's Relationship with the Independent Auditor

        8.     Review the experience and qualifications of the senior members of the independent auditor team.

        9.     Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

        10.   Review and approve any audit and non-audit services that management of the Company propose be rendered by the firm performing the Company's independent audit.

        11.   Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

        12.   Make a recommendation to the Board as to the Company's hiring of any employees or former employees of the independent auditor who were engaged on the Company's account.

        13.   Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

        14.   Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

        15.   Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and any code of business conduct of the Company. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with any code of business conduct.

        16.   Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

        17.   Discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

        18.   Approve or reject all related party transactions.

Oversight of the Company's Anonymous Complaint Policy

        19.   Establish and oversee any anonymous complaint policy, which may be contained within any code of business conduct of the Company, regarding:

          (a)   The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

          (b)   The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct and Ethics.

EXHIBIT B
TO
PROXY STATEMENT
DATED APRIL 6, 2005

Scott's Liquid Gold-Inc.
2005 Stock Incentive Plan

Effective Date: March 31, 2005
Approved by Stockholders:                        , 2005
Termination Date: March 31, 2015

INTRODUCTION

        The purpose of the Scott's Liquid Gold-Inc. 2005 Stock Incentive Plan (the "Plan") is to further the growth and development of Scott's Liquid Gold-Inc., a Colorado corporation (the "Company"), by affording an opportunity for stock ownership to selected Employees, Directors and Consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success. The Plan is also intended to assist the Company in attracting new Employees and Consultants and retaining existing Employees and Consultants; to encourage growth of the Company through incentives that are consistent with the Company's goals; to provide incentives for individual performance; and to promote teamwork.

ARTICLE 1.
DEFINITIONS

        When used in this Plan, the following capitalized terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

        1.1   Award means the grant of Options, Restricted Stock or other stock-based grant under the Plan.

        1.2   Board of Directors means the Board of Directors of the Company.

        1.3   Cause means "Cause," as defined in the Participant's employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole and absolute discretion of the Company, a termination on account of dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets or conviction or confession of a crime punishable by law (except minor violations), in each such case as determined by the Plan Administrator, and its determination shall be conclusive and binding. Such actions constituting "Cause" shall include, without limitation, a violation of the Company's Code of Business Conduct and Ethics. A Participant who agrees to resign from his or her affiliation with the Company in lieu of being terminated for Cause shall be deemed to have been terminated for Cause for purposes of the Plan.

        1.4   Change in Control means as may be further limited by Code Section 409A, the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following:

          (a)   Any third person, including a "group" as defined in Section 13(d) or 14(d) of the Exchange Act, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company.

          (b)   The stockholder(s) of the Company approve: (i) any agreement for a merger or consolidation of the Company with another entity, provided that there shall be no change of control if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own, directly or indirectly, more than two-thirds of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation; (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets; or (iii) a plan of complete dissolution or liquidation of the Company (or a complete dissolution or liquidation of the Company shall otherwise occur).

          (c)   There is a consummated sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions.

        In determining whether subsection (a) has been satisfied, the third person owning shares must be someone other than a person or an Affiliate of a person that, as of the Effective Date, was the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company.

        The Plan Administrator's reasonable determination as to whether such an event has occurred shall be final and conclusive.

        1.5   Code means the Internal Revenue Code of 1986, as amended from time to time.

        1.6   Common Stock or Stock means the Company's Common Stock and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

        1.7   Consultant means a consultant, agent, advisor or independent contractor who provides service to the Company and who does not receive wages subject to income tax federal withholding under Code Section 3401; provided, however, that such person is a natural person, renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities. Consultant does not include Directors who are not compensated by the Company for services as Directors, and the payment of a Director's fee by the Company for services as a Director shall not cause a Director to be considered a Consultant for purposes of the Plan.

        1.8   Continuous Service means that the Participant's service with the Company, its Parent or Subsidiary, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company, its Parent or Subsidiary as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of a Subsidiary or a Director will not constitute an interruption of Continuous Service. The Plan Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

        1.9   Director means a member of the board of directors of the Company, its Parent or Subsidiary.

        1.10 Disability means disability within the meaning of the long-term disability policy maintained by the Company, or if none, within the meaning of Code Section 22(e)(3).

        1.11 Effective Date means the effective date of the Plan, as first set forth above.

        1.12 Employee means a common law employee of the Company or its Subsidiary and any person who has accepted a binding offer of employment from the Company or its Subsidiary, but excludes any individual classified by the Company or its Subsidiary as an independent contractor or leased employee.

        1.13 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

        1.14 Fair Market Value means the value of the Common Stock, determined in accordance with the following: If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board or otherwise over the counter, then the Fair Market Value per share shall be deemed to be the average of the closing sales prices (or, if closing sales prices are not available for the trading market, the average of closing bid and asked prices) for the Common Stock or security for the five preceding trading days as reported in the Wall Street Journal or another publication or source for market prices selected by the Board of Directors. If there has not been trading of the Common Stock on a specific date, then a trading day is the next preceding day on which there was such trading. If none of these conditions apply, the Fair Market Value per share shall be deemed to be an amount as determined in good faith by the Plan Administrator by applying any reasonable valuation method.

        1.15 Incentive Stock Option means any option granted to an eligible Employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

        1.16 Nonqualified Stock Option means any option granted to an eligible Employee, Director or Consultant under the Plan that is not an Incentive Stock Option.

        1.17 Option means and refers collectively to Incentive Stock Options and Nonqualified Stock Options.

        1.18 Option Agreement means the agreement specified in Section 6.2.

        1.19 Parent means a parent corporation of the Company as defined in Code Section 424(e).

        1.20 Participant means any Employee, Director or Consultant who is granted an Award under the Plan. Participant also means the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

        1.21 Plan Administrator means the body that is responsible for the administration of the Plan, as determined pursuant to Section 3.1.

        1.22 Repriced means any amendment or adjustment of the exercise price or the purchase price of an Award through amendment, cancellation, replacement grants or any other means.

        1.23 Restricted Stock means shares of Common Stock granted to a Participant that are subject to the restrictions set forth in Article 8 of the Plan and the Restricted Stock Award Agreement. Restricted Stock also means any shares of the Company's capital stock issued as the result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Common Stock or other capital stock shall no longer be Restricted Stock.

        1.24 Restricted Stock Award Agreement means the agreement specified in Section 8.2 between the Company and a Participant pursuant to which Restricted Stock is granted to the Participant.

        1.25 Restricted Stock Unit or RSU means a contingent obligation of the Company to deliver shares of Common Stock to the Participant who is a party to a Restricted Stock Unit Award Agreement pursuant to Article 8 of the Plan. Each RSU represents the unfunded, unsecured right of the Participant to receive a share of Common Stock on the date(s) specified herein. RSUs do not constitute issued and outstanding shares of Common Stock for any corporate purposes and do not confer on the Participant any right to vote on matters that are submitted to a vote of shareholders.

        1.26 Restricted Stock Unit Award Agreement means the agreement specified in Section 8.2 between the Company and a Participant pursuant to which a contingent right to shares of Common Stock is granted to the Participant.

        1.27 Restriction Period means the period set forth in the Restricted Stock Award Agreement that is the period beginning on the date of grant of the Award and ending on the final vesting date of the Restricted Stock.

        1.28 Rule 16b-3 means Rule 16b-3 promulgated by the Securities Exchange Commission under the Exchange Act, together with any successor rule, as in effect from time to time.

        1.29 Stock Appreciation Right or SAR means a standalone stock appreciation right that has been granted pursuant to Article 7 of the Plan.

        1.30 Stock Appreciation Right Award Agreement means the agreement specified in Section 7.2 between the Company and a Participant pursuant to which a contingent right to shares of Common Stock is granted to the Participant.

        1.31 Subsidiary means a subsidiary corporation of the Company as defined in Code Section 424(f).

        1.32 Termination Date means the termination date of the Plan, as first set forth above.

ARTICLE 2.
EFFECTIVE DATE

        The Effective Date of the Plan shall be the date on which the Plan is approved by the stockholders of the Company.

ARTICLE 3.
ADMINISTRATION

        3.1   Plan Administrator. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee, which shall be appointed by and shall serve at the pleasure of the Board of Directors. Any committee member shall be deemed to have resigned automatically from the committee upon his or her termination of service with the Company. To the extent the Board considers it desirable for transactions relating to an Award to be eligible to qualify for an exemption under Rule 16b-3, the Plan Administrator shall consist of a committee of two or more Directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to an Award to be eligible to qualify for an exemption under Code Section 162(m), the Plan Administrator shall consist of a committee of two or more Directors of the Company, all of whom qualify as "outside directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from or add members to any such committee; fill vacancies on the committee, howsoever caused; and otherwise increase or decrease the number of members of such committee, in each case as the Board deems appropriate to permit transactions in Common Stock pursuant to the Plan and to satisfy such conditions of Rule 16b-3 or Code Section 162(m) as then in effect.

        3.2   Meetings and Actions. The Plan Administrator shall hold meetings at such times and places as it may determine. A majority of the members of the Plan Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

        3.3   Powers of Plan Administrator. The Plan Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In selecting Participants and granting Awards, the Plan Administrator shall take into consideration the contribution the Participant has made or may make to the success of the Company or its Subsidiaries and such other factors as the Plan Administrator shall determine.

        3.4   Interpretation of Plan. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement entered into hereunder. The determination of the Plan Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

        4.1   Plan Limit. Subject to the provisions of Section 4.4, the aggregate number of shares of Common Stock that may be issued under Awards granted pursuant to the Plan shall not exceed 600,000 shares. Shares that may be issued under Awards may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

        4.2   Individual Limit. During any single calendar year, no Participant shall be eligible to be granted Awards exceeding 10% of the limits set forth in Section 4.1. From the Effective Date to the date on which the Plan terminates, no Participant shall be eligible to be granted Awards exceeding 20% of the limits set forth in Section 4.1.

        4.3   Unused Stock. If any outstanding Award under the Plan expires or for any other reason ceases to be exercisable, is forfeited or repurchased by the Company, in whole or in part (other than upon exercise of an Award), the shares that were subject to such Award (and as to which the Award had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance under the Plan; provided, however, that subject to the provisions of Section 4.4 relating to adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be the number of shares of Common Stock as may be approved by the stockholders of the Company from time to time for issuance as Incentive Stock Options under Section 4.1.

        4.4   Adjustment for Change in Outstanding Shares.

          (a)   In General. If there is any change, increase or decrease, in the outstanding shares of Common Stock that is effected without receipt of additional consideration by the Company, by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances not involving the receipt of consideration by the Company (each a Capitalization Event), then in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, the number of shares of Common Stock subject to each outstanding Award and the exercise prices in order to prevent the dilution or enlargement of any Participant's rights. In the event of any adjustment in the number of shares of Common Stock covered by any Award, including those provided in subsection (b) below, each such Award shall cover only the number of full shares resulting from such adjustment. The Plan Administrator's determinations in making any adjustment shall be final and conclusive.

          (b)   Adjustments for Certain Distributions of Property. If the Company at any time distributes with respect to its Common Stock securities or other property (except cash or Common Stock), a proportionate part of those securities or other property shall be set aside and delivered to the Participant when he exercises an Option or the restrictions on Restricted Stock lapse. The securities or other property shall be in the same ratio to the total securities and property set aside for the Participant as the number of shares of Common Stock with respect to which the Option is then exercised or the Restricted Stock then vests is to the total shares of Common Stock subject to the Award.

          (c)   Exceptions to Adjustment. Except as expressly provided herein, the issue by the Company of shares of Common Stock of any class, or securities convertible into or exchangeable for shares of Common Stock of any class, for cash or property or for labor or services, or upon sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to any Award granted under the Plan.

        4.5   Retention of Rights. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company's capital structure or its business, or a merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Common Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether similar or not.

        4.6   Cancellation of Award. The Plan Administrator may at any time cancel an Award, whether vested or unvested, if the Participant engages in conduct that the Plan Administrator in its sole discretion determines to be detrimental to the best interest of the Company. Without limiting the foregoing, the Plan Administrator may cancel all or any portion of an Award, whether vested or unvested, if the Plan Administrator determines that the Participant has failed at an time during the Participant's employment or other affiliation with the Company to comply with any policies or procedures of the Company, including the Company's Code of Business Conduct and Ethics.

ARTICLE 5.
ELIGIBILITY

        All full-time and part-time Employees shall be eligible to receive any Award under the Plan. Directors and Consultants who are not Employees shall be eligible to receive any Award, other than Incentive Stock Options, under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

ARTICLE 6.
STOCK OPTIONS

        6.1   Grant of Options. The Plan Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. No Employee may be granted Incentive Stock Options to the extent that the aggregate Fair Market Value (determined as of the time each Option is granted) of the Common Stock with respect to which any of the Employee's Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000. To the extent that the limitation set forth in the preceding sentence has been exceeded, the Options that exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options.

        6.2   Option Agreement. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that Option pertains. More than one Option, and any combination of Options, SARs and Restricted Stock Awards, may be granted to an eligible person.

          (a)   Option Price. The Option price (i.e., exercise price) per share of Common Stock under each Option shall be determined by the Plan Administrator and stated in the Option Agreement. The Option price for any Options granted under the Plan shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option. The exercise price of the Common Stock under each Option may not be Repriced.

          (b)   Duration of Options. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of any Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

          (c)   Vesting. Unless otherwise stated in the Option Agreement, Options shall be fully vested. Any vesting schedule may be waived or accelerated by the Plan Administrator at any time.

          (d)   Additional Limitations on Grant for 10% Stockholders. No Incentive Stock Option shall be granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Code Section 424(d)) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

          (e)   Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

          (f)    Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an Option in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator.

        6.3   Manner of Exercise. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Chief Financial Officer of the Company, which notice shall specify the number of whole shares of Common Stock to be purchased and shall be accompanied by (a) payment in full to the Company of the exercise price of the whole number of shares to be purchased; plus (b) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option; and (c) representations meeting the requirements of Section 11.4 if requested by the Company. The conditions of this section shall be satisfied at the time that the Option or any part thereof is exercised, and no shares of Common Stock shall be issued or delivered until such conditions have been satisfied by the Participant.

        6.4   Payment of Option Price. Payment for shares and withholding taxes shall be in the form of either (a) cash, (b) a certified or bank cashier's check to the order of the Company, or (c) shares of the Common Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, provided that such shares have been held outright by the Participant for at least six months, (d) any other form of legal consideration that may be acceptable to the Plan Administrator, or (e) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless the Plan Administrator has approved of payment in such form by such Participant with respect to the Option exercise in question. If the Common Stock is registered under Section 12 of the Exchange Act at the time an Option is exercised and if the procedure stated in this sentence is expressly permitted by the Plan Administrator, and to the extent the option is exercised for vested shares, then payment may also be made through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions (1) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes, and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

ARTICLE 7.
STOCK APPRECIATION RIGHTS

        7.1   Grant of SARs. The Plan Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants should receive SARs, the number of shares subject to such SARs, and the dates on which such SARs are to be granted. The grant of the SAR shall be evidenced in a written Stock Appreciation Rights Award Agreement. The Stock Appreciation Rights Award Agreement shall state the number of shares of SARs being granted, as designated by the Plan Administrator, the exercise price per share of each SAR, and the duration of the SAR.

        7.2   Award Agreement. Each SAR granted under the Plan shall be evidenced by a written Stock Appreciation Right Award Agreement setting forth the terms upon which the SAR is granted. Each Stock Appreciation Right Award Agreement shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that SAR pertains. More than one SAR, and any combination of Options, SARs and Restricted Stock Awards, may be granted to an eligible person.

          (a)   SAR Exercise Price. The exercise price per share of Common Stock under each SAR shall be determined by the Plan Administrator shall not be less than 100% of the Fair Market Value (determined as the day the SAR is granted) of the Common Stock subject to the SAR, and shall be stated in the Stock Appreciation Right Award Agreement. The exercise price of the Common Stock under each SAR may not be Repriced.

          (b)   Duration of SARs. Each SAR shall be of a duration as specified in the Stock Appreciation Right Award Agreement; provided, however, that the term of any SAR shall be no more than ten years from the date on which the SAR is granted and shall be subject to early termination as provided herein.

          (c)   Vesting. Unless otherwise stated in the Stock Appreciation Right Award Agreement, SARs shall be fully vested. Any vesting schedule may be waived or accelerated by the Plan Administrator at any time.

          (d)   Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by a SAR until the date of the issuance of the stock certificate for such shares.

          (e)   Other Terms and Conditions. The Stock Appreciation Right Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an SAR in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator.

        7.3   Manner of Exercise. Subject to the limitations and conditions of the Plan or the Stock Appreciation Right Award Agreement, a SAR shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Chief Financial Officer of the Company, which notice shall specify the number of whole shares of Common Stock to be purchased and shall be accompanied by (a) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the SAR; and (b) representations meeting the requirements of Section 11.4 if requested by the Company. The conditions of this section shall be satisfied at the time that the SAR or any part thereof is exercised, and no shares of Common Stock shall be issued or delivered until such conditions have been satisfied by the Participant. The effective date of exercise of a SAR shall be the date on which the Company shall have received notice from the Participant of the exercise thereof. Upon the exercise of SARs, the Participant shall receive a number of shares of Common Stock having a Fair Market Value equal to the Fair Market Value on the date of exercise of such SAR of the number of shares of Common Stock with respect to which such SAR shall have been exercised over the aggregate exercise price of the SAR or portion thereof exercised.

ARTICLE 8.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        8.1   Grant of Restricted Stock and Restricted Stock Units. The Plan Administrator may from time to time in its sole discretion determine which of the eligible Employees, Directors, or Consultants should receive grants of Restricted Stock and/or Restricted Stock Units, the number of shares with respect to which Restricted Stock or RSUs are to be granted to each such eligible Employee, Director, and Consultant, the dates on which such Awards are to be granted, and the restrictions applicable to each Award grant.

        8.2   Award Agreement. Each Restricted Stock Award or RSU granted under the Plan shall be evidenced by a written Award Agreement setting forth the terms upon which the Award is granted. Each Award Agreement shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that Award pertains; the price, if any, to be paid by the Participant for the shares; and the restrictions applicable to each grant. More than one Award may be granted to an eligible person. The terms of any Award Agreement need not be identical to the terms of any other Award Agreement applicable to other grants under the Plan to the same or other Participants. No Restricted Stock or RSU shall be issued under the Plan until the Participant provides the Company with a signed Restricted Stock or RSU Award Agreement in the form specified by the Plan Administrator with respect to the grant of such Restricted Stock or RSU to that Participant. No shares of Common Stock shall be issued under the Plan with respect to a Restricted Stock Unit Award until the Participant provides the Company with a signed Award Agreement and satisfies the conditions described in that Award Agreement.

          (a)   Issuance of Restricted Stock. The right to receive Restricted Stock shall be conditioned upon the delivery of the purchase price, if any, by the Participant by (i) payment in full, in cash, check, or by certified or bank cashier's check to the Company (or payment by such other consideration as shall be permitted by the Plan Administrator) or, upon approval of the Plan Administrator, shares of the Common Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate purchase price of the shares; (ii) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the vesting of the Restricted Stock or the Participant's election under Code Section 83(b); (iii) a representation meeting the requirements of Section 11.4 if requested by the Plan Administrator; and (iv) a copy of the executed Restricted Stock Award Agreement in the form specified by the Plan Administrator with respect to the grant of Restricted Stock to that Participant.

          (b)   Purchase Price. Restricted Stock may be granted under the Plan without the payment of a purchase price. If a grant is made with a purchase price, the purchase price of the Restricted Stock may not be Repriced.

          (c)   Vesting. Unless otherwise stated in the Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement, as applicable, the Award shall be fully vested. Any vesting schedule may be waived or accelerated by the Plan Administrator at any time.

          (d)   Redemption of RSUs. Subject to the limitations and conditions of the Plan or the Restricted Stock Unit Award Agreement, RSUs shall be redeemed, in whole or in part, from time to time, according to the terms of the applicable Restricted Stock Unit Award Agreement, which notice shall specify the number of whole shares of Common Stock to be issued; provided that the Participant provides the Company (a) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the redemption of the RSU; and (b) representations meeting the requirements of Section 11.4 if requested by the Company. The conditions of this section shall be satisfied at the time that the RSU or any part thereof is redeemed, and no shares of Common Stock shall be issued or delivered until such conditions have been satisfied by the Participant.

          (e)   Stock Certificates. The stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Restricted Stock Award Agreement.

          (f)    Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, except as set forth in this Article 8. The Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement, as applicable, may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate.

          (g)   Forfeiture. If the Participant fails to satisfy any applicable restrictions (including without limitation any vesting requirements), terms and conditions set forth in this Plan or in the Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement, as applicable, for any reason, any Restricted Stock or RSUs held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the applicable Award Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company's stock ledger.

ARTICLE 9.
TERMINATION OF CONTINUOUS SERVICE

        9.1   Termination of Continuous Service for Options and SARs. This Section 9.1 applies only to Options and SARs. Any vesting of any Award shall cease upon termination of the Participant's Continuous Service, and any Award shall be exercisable only to the extent that it was exercisable on the date of such termination of Continuous Service. Any Award not exercisable as of the date of termination, and any Award or portions thereof not exercised within the period specified herein, shall terminate.

          (a)   Termination Other than for Cause. Subject to any limitations set forth in the agreement for an Award, and provided that the notice of exercise is provided as required by the Plan prior to the expiration of the Award, the Participant shall be entitled to exercise the Award (i) during the Participant's Continuous Service, and (ii) for a period of three months after the date of termination of the Participant's Continuous Service for reason other than Cause, or such longer period as may be set forth in the Award Agreement.

          (b)   Termination by Death. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate as a result of the Participant's death, or if a Participant should die within a period of three months after termination of the Participant's Continuous Service under circumstances in which subsection (a) would permit the exercise of the Award following termination, the personal representatives of the Participant's estate or the person or persons who shall have acquired the Award from the Participant by bequest or inheritance may exercise the Award at any time within one year after the date of death, but not later than the expiration date of the Award.

          (c)   Termination by Disability. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate by reason of the Participant's Disability, the Participant may exercise the Award at any time within one year after the date of termination but not later than the expiration date of the Award.

          (d)   Termination for Cause; Breach of Covenant Not to Compete or Nondisclosure Agreement. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Award Agreement, all unexercised Awards granted to the Participant shall terminate immediately if the Participant is terminated for Cause, breaches any obligation under a covenant not to compete with the Company or any of its Subsidiaries, or breaches any obligation under an agreement not to use or disclose proprietary information obtained from or through the Company or any of its Subsidiaries, upon such occurrence.

          (e)   Extension of Option Termination Date. The Plan Administrator, in its sole discretion, may extend the termination date of an Award granted under the Plan without regard to the preceding provisions of this section. Such extension may be made in the Award Agreement as originally executed or by amendment to the Award Agreement, either prior to or following termination of a Participant's Continuous Service. The Plan Administrator shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in subsections (a), (b) and (c) prior to the termination of the Participant's Continuous Service or without the approval of the Participant, which may be granted or withheld in the Participant's sole discretion. Any extension of the termination date of an Incentive Stock Option may be deemed to be the grant of a new Option for purposes of the Code.

        9.2   Termination of Continuous Service for Restricted Stock and RSUs. The event that a Participant terminates Continuous Service with the Company for any reason, including Disability of the Participant, any unvested Restricted Stock or RSUs held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service unless otherwise provided in the applicable Award Agreement.

ARTICLE 10.
CHANGE IN CONTROL

        10.1 Substitution of Awards. In the event of a Change in Control Event, any surviving corporation or acquiring corporation may assume any outstanding Award under the Plan or may substitute similar stock awards on an equitable basis of appropriate stock of the Company, or of the surviving corporation or acquiring corporation, which will be issuable in respect of the Common Stock (including an award to acquire the same consideration paid to the stockholders in the Change in Control Event) for those outstanding under the Plan.

        10.2 Acceleration of Vesting. In the event of a Change in Control Event, then the vesting of Awards held by Participants whose Continuous Service has not terminated (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full. In anticipation of a Change in Control Event, the Plan Administrator may, upon written notice to all Participants holding Awards, provide that all unexercised Awards must be exercised upon the Change in Control Event or within a specified number of days of the date of such change in Control Event or such Awards will terminate. In response to such notice, a Participant may make an irrevocable election to exercise the Participant's Award contingent upon and effective as of the effective date stated in such notice. Any Award shall terminate if not exercised upon the time frame stated in the notice. The Plan Administrator may, in its sole discretion, accelerate the vesting of any outstanding Award in connection with any proposed or completed Change in Control Event. Prior to such a Change in Control Event, the Plan Administrator may, in its sole discretion, terminate any or all unexercised Awards (after acceleration of vesting) in exchange for consideration similar to that received by stockholders of Common Stock of the Company in the Change in Control Event, less the exercise price required under such Awards.

ARTICLE 11.
ISSUANCE OF SHARES

        11.1 Transfer of Shares to Participant. As soon as practicable after (a) a Participant has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 6.3, with respect to an Option, or (b) a Participant has satisfied any applicable restrictions, terms and conditions set forth in this Plan or in the Stock Appreciation Award Agreement with respect to a SAR, or (c) a Participant has satisfied any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Award Agreement with respect to a Restricted Stock Award, or (d) a Participant has satisfied any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Unit Award Agreement with respect to an RSU, the Company shall register a certificate in such Participant's name for the number of shares of Common Stock as to which the Award has been exercised or satisfied and shall, upon the Participant's request, deliver such certificate to the Participant. In no event shall the Company be required to transfer fractional shares to the Participant, and in lieu thereof, the Company may pay an amount in cash equal to the Fair Market Value of such fractional shares on the date of exercise or vesting, as applicable.

        11.2 Legend. All certificates evidencing shares of Common Stock originally issued pursuant to this Plan or subsequently transferred to any person or entity, and any shares of capital stock received in respect thereof, may bear such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until the Participant or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

        11.3 Compliance with Laws. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Participant until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares. If, after reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares upon exercise of Options or vesting of an Award under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares upon exercise of such Options or vesting of an Award unless and until such authority is obtained.

        11.4 Investment Representation. The Company may require any Participant, as a condition precedent to exercising any Option or acquiring or exercising any SAR, Restricted Stock, or RSU, to provide a written representation providing assurances satisfactory to the Company (a) as to the Participant's knowledge and experience in financial and business matters and/or that the Participant has engaged a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, (b) that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock or other security; and (c) that the Participant is acquiring the stock subject to the Option, SAR, Restricted Stock or RSU for such person's own account and not with any present intention of selling or otherwise distributing the stock. Such a representation shall not be required if (1) the issuance of the shares pursuant to an Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such representation is not required.

ARTICLE 12.
AMENDMENT AND TERMINATION

        12.1 Amendment of the Plan. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares which may be issued under the Plan shall not be increased, except as provided in Section 4.4, and no amendment shall be made which reduces exercise price for the grant of any Option, SAR or RSU or purchase price for the grant of any Restricted Stock as required by the Plan, except as provided in Section 4.4, or which materially modifies the requirements as to eligibility under the Plan to receive any Award. Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew outstanding Awards granted under the Plan, except that no such action shall diminish or impair the rights under an Award previously granted without the consent of the Participant.

        12.2 Termination of the Plan. This Plan shall not have any fixed Termination Date. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the Participant. Notwithstanding the foregoing, no Award under the Plan may be granted any time after ten years after the Effective Date of the Plan.

ARTICLE 13.
GENERAL PROVISIONS

        13.1 Tax Obligations.

          (a)   General. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the right to withhold from any compensation paid to the Participant by the Company, its Parent or Subsidiary) or by a combination of such means: (i) tendering a cash payment; (ii) if and only if permitted by the Plan Administrator, authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) if and only if permitted by the Plan Administrator, delivering to the Company owned and unencumbered shares of Common Stock.

          (b)   Code Section 409A. To the extent required to avoid penalties under Code Section 409A, the Plan Administrator intends any Award issued under the Plan to comply in all respects with Code Section 409A and related regulations and intends to interpret and administer any Award issued under the Plan in accordance with Code Section 409A. Notwithstanding any provision to the contrary, all taxes associated with participation in the Plan, including any liability imposed under Code Section 409A, shall be borne by the Participant.

        13.2 No Employment Rights. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant's Continuous Service by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

        13.3 Nontransferability of Awards. Awards granted pursuant to the Plan are not transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Awards contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Award, the Award shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Award Agreement, an Award may be transferred by a Participant solely to (1) the Participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant's immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement. Any such transfer of an Incentive Stock Option shall result in the conversion of the Option to a Nonqualified Stock Option.

        13.4 Participants in Foreign Countries. The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

        13.5 Other Employee Benefits. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

        13.6 Confidentiality of Information. Information regarding the grant of Awards under this Plan is confidential and may not be shared with anyone other than the Participant's immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment.

        13.7 Severability. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

        13.8 Governing Law and Venue. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado without regard to conflicts of laws principles. Resolution of any disputes under the Plan or any Award under the Plan shall only be held in courts in Denver County, Colorado.

        13.9 Use of Proceeds. Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        Adopted as of the Effective Date as first set forth above.

SCOTT'S LIQUID GOLD-INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 4, 2005
9:00 A.M. Mountain Time

4880 HAVANA STREET
DENVER, COLORADO 80239

[SCOTT'S LIQUID GOLD-INC. LOGO]	Scott's Liquid Gold-Inc. 4880 Havana Street Denver, Colorado 80239	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 4, 2005, at 9:00 A.M. Mountain Time.

        The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Item 1 and Item 2.

        By signing the proxy, you revoke all prior proxies and appoint Mark E. Goldstein, Jeffrey R. Hinkle, Jeffry B. Johnson and Dennis P. Passantino, and each of them acting in the absence of the others, with full power of substitution, as your proxies to vote all your shares on the matters shown on the reverse side and any other matters which may come before the annual Meeting and all adjournments.

See reverse for voting instructions.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors:	01	Mark E. Goldstein	05	Carl A. Bellini		Vote FOR		Vote WITHHELD
		02	Jeffrey R. Hinkle	06	Dennis H. Field	☐	all nominees	☐	from all nominees
		03	Jeffry B. Johnson	07	Gerald J. Laber		(except as
		04	Dennis P. Passantino				marked)
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	Approval of the Scott's Liquid Gold-Inc. 2005 Stock Incentive Plan.	☐	For	☐	Against	☐	Abstain
3.	In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box	☐	Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
SECURITY OWNERSHIP OF MANAGEMENT
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
SUMMARY COMPENSATION TABLE
Fiscal Year End Option Values
COMPENSATION COMMITTEE REPORT
APPROVAL OF 2005 STOCK INCENTIVE PLAN
CERTAIN TRANSACTIONS
SECTION 16 REPORTS
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REPORT OF AUDIT COMMITTEE
SHAREHOLDER PROPOSALS
2004 ANNUAL REPORT ON FORM 10-K
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EXHIBIT A TO PROXY STATEMENT DATED APRIL 6, 2005 AUDIT COMMITTEE CHARTER
EXHIBIT B TO PROXY STATEMENT DATED APRIL 6, 2005